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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 6, 2001


                                 ALPHACOM, INC.
             (Exact name of registrant as specified in its charter)



      NEVADA                             333-83573        34-1868605
(State or Other Jurisdiction of         (Commission       (IRS Employer
Incorporation)                          File Number)      Identification Number)



1035 ROSEMARY BOULEVARD, AKRON, OHIO        44306             (330) 785-5555
(Address of Principal Executive Offices)  (Zip Code)          (Telephone Number)











                                    Copy to:

                                 J. Bret Treier
                                 Brouse McDowell
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 535-5711


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ITEM 5.  OTHER EVENTS.

         Registrant announces that it has entered into "Addendum IV. To Preliminary Joint Venture Agreement By And Between ITM LTD And AlphaCom Inc., which provides that AlphaCom Inc. will receive a license fee of $37,5000,000, and a royalty equal to $2.00 (US) per customer. The determination and agreement of this license fee is deemed to be a material contract.

ITEM 7. EXHIBITS

          (c)  Exhibits

                  (10) Addendum IV. To Preliminary Joint Venture Agreement By
                       And Between ITM LTD. And AlphaCom Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ALPHACOM, INC.


Dated: April 6, 2001           By: /s/ Joseph M. Lechiara
                                   -----------------------
                                   Joseph M. Lechiara,
                                   Chief Financial and Chief Accounting Officer
























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                                 ALPHACOM, INC.
                           CURRENT REPORT ON FORM 8-K



                                INDEX OF EXHIBITS


         EXHIBIT

                  (10) Addendum IV. To Preliminary Joint Venture Agreement By
                       And Between ITM LTD. And AlphaCom Inc.